TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.

                SUPPLEMENT TO THE CLASS I AND CLASS II PROSPECTUS
                        Prospectus dated January 1, 1997


I. As of January 1, 1997 the Fund offers a third class of shares, designated "Advisor Class" shares. This prospectus describes the Class I and Class II shares of the Fund. Class I, Class II and Advisor Class shares differ as to sales charges, expenses and services. Different fees and expenses will affect performance. Advisor Class shares are described in a separate prospectus relating only to that class. For more information concerning Advisor Class shares, contact your investment representative or Distributors. Additional classes and series of shares may be offered in the future.

II. The discussion under "WHO MANAGES THE FUND? - PORTFOLIO MANAGEMENT" is amended by replacing the first paragraph with the following text:

       The lead portfolio manager of the Fund since 1995 is Marc S. Joseph. Mr. Joseph is a senior vice president of TICI. He holds a BS in computer science from William & Mary, an MBA from Harvard Business School and a JD from Harvard Law School. Before joining the Templeton organization, Mr. Joseph worked as management consultant with McKinsey & Company and as a vice president with Pacific Financial Research. Mr. Joseph currently manages several funds, leads Templeton's small cap research team and has global research responsibilities for the building materials industry.

III. The discussion under "HOW DO I BUY SHARES? - CUMULATIVE QUANTITY DISCOUNTS - CLASS I ONLY" is amended by replacing it with the following text:

       To determine if you may pay a reduced sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your shares in other Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

January 16, 1997                                        TL103 STKR5 01/97